Exhibit 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,093	$3,645	12%	$15,111	$13,389	13%
Net card fees	534	549	(3)	2,102	2,151	(2)
Travel commissions and fees	472	439	8	1,779	1,594	12
Other commissions and fees	519	438	18	2,031	1,778	14
Securitization income, net (A)	N/A	190	-	N/A	400	-
Other	514	518	(1)	1,927	2,087	(8)
Total non-interest revenues	6,132	5,779	6	22,950	21,399	7
Interest income
Interest and fees on loans	1,676	1,036	62	6,783	4,468	52
Interest and dividends on investment securities	98	225	(56)	443	804	(45)
Deposits with banks and other	21	11	91	66	59	12
Total interest income	1,795	1,272	41	7,292	5,331	37
Interest expense
Deposits	140	126	11	546	425	28
Short-term borrowings	1	1	-	3	37	(92)
Long-term debt and other	464	435	7	1,874	1,745	7
Total interest expense	605	562	8	2,423	2,207	10
Net interest income	1,190	710	68	4,869	3,124	56
Total revenues net of interest expense	7,322	6,489	13	27,819	24,523	13
Provisions for losses
Charge card	183	141	30	595	857	(31)
Cardmember loans	37	560	(93)	1,527	4,266	(64)
Other	19	47	(60)	85	190	(55)
Total provisions for losses	239	748	(68)	2,207	5,313	(58)
Total revenues net of interest expense after provisions for losses	7,083	5,741	23	25,612	19,210	33

Expenses
Marketing and promotion	810	713	14	3,054	1,914	60
Cardmember rewards	1,344	1,178	14	5,029	4,036	25
Cardmember services	155	143	8	561	517	9
Salaries and employee benefits	1,570	1,196	31	5,566	5,080	10
Professional services	908	715	27	2,806	2,408	17
Occupancy and equipment	428	495	(14)	1,562	1,619	(4)
Communications	99	99	-	383	414	(7)
Other, net	292	241	21	687	381	80
Total	5,606	4,780	17	19,648	16,369	20
Pretax income from continuing operations	1,477	961	54	5,964	2,841	#
Income tax provision	415	251	65	1,907	704	#
Income from continuing operations	1,062	710	50	4,057	2,137	90
Income (Loss) from discontinued operations, net of tax	-	6	-	-	(7)	-
Net income	$1,062	$716	48	$4,057	$2,130	90
Income from continuing operations attributable to common shareholders (B)	$1,050	$701	50	$4,006	$1,809	#
Net income attributable to common shareholders (B)	$1,050	$707	49	$4,006	$1,802	#

# - Denotes a variance of more than 100%.

(A)  In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B)  Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the twelve months ended December 31, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred shares dividends and related accretion of $94 million for the twelve months ended December 31, 2009, and (iii) earnings allocated to participating share awards and other items of $12 million and $9 million for the three months ended December 31, 2010 and 2009, respectively, and $51 million and $22 million for the twelve months ended December 31, 2010 and 2009, respectively.

(Preliminary)
American Express Company
Condensed Consolidated Balance Sheets

(Billions)
	December 31,	December 31,
	2010	2009

Assets
Cash	$17	$17
Accounts receivable	40	38
Investment securities	14	24
Loans	58	30
Other assets	18	16
Total assets	$147	$125

Liabilities and Shareholders' Equity
Customer deposits	$30	$26
Short-term borrowings	3	2
Long-term debt	66	52
Other liabilities	32	31
Total liabilities	131	111

Shareholders' Equity	16	14
Total liabilities and shareholders' equity	$147	$125

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,769	$3,188	18%	$14,616	$12,153	20%
International Card Services	1,234	1,215	2	4,650	4,529	3
Global Commercial Services	1,152	1,072	7	4,402	3,983	11
Global Network & Merchant Services	1,190	1,031	15	4,373	3,780	16
	7,345	6,506	13	28,041	24,445	15

Corporate & Other, including adjustments and eliminations	(23)	(17)	35	(222)	78	#

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,322	$6,489	13	$27,819	$24,523	13

Pretax income (loss) from continuing operations
U.S. Card Services	$1,061	$646	64	$3,537	$586	#
International Card Services	108	40	#	638	276	#
Global Commercial Services	145	141	3	761	505	51
Global Network & Merchant Services	395	322	23	1,649	1,445	14
	1,709	1,149	49	6,585	2,812	#
Corporate & Other	(232)	(188)	23	(621)	29	#

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,477	$961	54	$5,964	$2,841	#

Net income (loss)
U.S. Card Services	$701	$413	70	$2,246	$411	#
International Card Services	102	69	48	566	332	70
Global Commercial Services	106	100	6	474	350	35
Global Network & Merchant Services	268	200	34	1,063	937	13
	1,177	782	51	4,349	2,030	#
Corporate & Other	(115)	(72)	60	(292)	107	#
Income from continuing operations	1,062	710	50	4,057	2,137	90
Income (Loss) from discontinued operations, net of tax	-	6	-	-	(7)	-

NET INCOME	$1,062	$716	48	$4,057	$2,130	90

# - Denotes a variance of more than 100%.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.88	$0.59	49%	$3.37	$1.55	#	%
Income (Loss) from discontinued operations	-	0.01	-	-	(0.01)	-
Net income attributable to common shareholders	$0.88	$0.60	47%	$3.37	$1.54	#	%

Average common shares outstanding (millions)	1,188	1,179	1%	1,188	1,168	2%

DILUTED
Income from continuing operations attributable to common shareholders	$0.88	$0.59	49%	$3.35	$1.54	#	%
Income (Loss) from discontinued operations	-	0.01	-	-	-	-
Net income attributable to common shareholders	$0.88	$0.60	47%	$3.35	$1.54	#	%

Average common shares outstanding (millions)	1,194	1,184	1%	1,195	1,171	2%

Cash dividends declared per common share	$0.18	$0.18	-%	$0.72	$0.72	-%

Selected Statistical Information

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Return on average equity (A)	27.5%	14.6%		27.5%	14.6%
Return on average common equity (A)	27.2%	13.6%		27.2%	13.6%
Return on average tangible common equity (A)	35.1%	17.6%		35.1%	17.6%
Common shares outstanding (millions)	1,197	1,192	-%	1,197	1,192	-%
Book value per common share	$13.56	$12.08	12%	$13.56	$12.08	12%
Shareholders' equity (billions)	$16.2	$14.4	13%	$16.2	$14.4	13%

# - Denotes a variance of more than 100%.

(A)  Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)
American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended				Years Ended
	December 31,		Percentage		December 31,		Percentage
	2010	2009	Inc/(Dec)		2010	2009	Inc/(Dec)
Card billed business (A):
United States	$131.1	$115.0	14%		$479.3	$423.7	13%
Outside the United States	66.6	57.6	16		234.0	196.1	19
Total	$197.7	$172.6	15		$713.3	$619.8	15
Total cards-in-force (millions) (B):
United States	48.9	48.9	-%		48.9	48.9	-%
Outside the United States	42.1	39.0	8		42.1	39.0	8
Total	91.0	87.9	4		91.0	87.9	4
Basic cards-in-force (millions) (B):
United States	37.9	38.2	(1	) %	37.9	38.2	(1	) %
Outside the United States	37.4	34.3	9		37.4	34.3	9
Total	75.3	72.5	4		75.3	72.5	4

Average discount rate (C)	2.52%	2.51%			2.55%	2.54%
Average basic cardmember spending (dollars) (D)	$3,629	$3,209	13%		$13,259	$11,213	18%
Average fee per card (dollars) (D)	$38	$39	(3	) %	$38	$36	6%
Average fee per card adjusted (dollars) (D)	$42	$42	-%		$41	$40	3%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $63 million and $54 million for the quarters ended December 31, 2010 and 2009, respectively, and $220 million and $186 million for the years ended December 31, 2010 and 2009, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $51 million and $54 million for the quarters ended December 31, 2010 and 2009, respectively, and $207 million and $243 million for the years ended December 31, 2010 and 2009, respectively.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended				Years Ended
	December 31,		Percentage		December 31,		Percentage
	2010	2009	Inc/(Dec)		2010	2009	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$37.3	$33.7	11%		$37.3	$33.7	11%
Loss reserves (millions):
Beginning balance	$364	$599	(39	) %	$546	$810	(33	) %
Provisions for losses on authorized transactions (A)	147	116	27		439	773	(43)
Net write-offs	(117)	(194)	(40)		(598)	(1,131)	(47)
Other	(8)	25	#		(1)	94	#
Ending balance	$386	$546	(29)		$386	$546	(29)
% of receivables	1.0%	1.6%			1.0%	1.6%
Net write-off rate - USCS	1.4%	1.9%			1.6%	3.8%
30 days past due as a % of total - USCS	1.5%	1.8%			1.5%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.09%	0.22%			0.16%	0.25%
90 days past billing as a % of total - ICS/GCS	0.9%	1.6%			0.9%	1.6%

Worldwide cardmember loans - (GAAP basis portfolio) (B):
Total loans	$60.9	$32.8	86%		$60.9	$32.8	86%
30 days past due loans as a % of total	2.1%	3.6%			2.1%	3.6%
Loss reserves (millions):
Beginning balance	$4,318	$3,359	29%		$3,268	$2,570	27%
Adoption of new GAAP consolidation standard	N/A	N/A			$2,531	N/A
Provisions for losses on authorized transactions	16	544	(97)		1,445	4,209	(66)
Net write-offs - principal	(630)	(589)	7		(3,260)	(2,949)	11
Net write-offs - interest and fees	(72)	(72)	-		(359)	(448)	(20)
Other	14	26	(46)		21	(114)	#
Ending balance	$3,646	$3,268	12		$3,646	$3,268	12
Ending Reserves - principal	$3,551	$3,172	12		$3,551	$3,172	12
Ending Reserves - interest and fees	$95	$96	(1)		$95	$96	(1)
% of loans	6.0%	10.0%			6.0%	10.0%
% of past due	287%	279%			287%	279%
Average loans	$58.5	$31.8	84%		$58.4	$34.8	68%
Net write-off rate	4.3%	7.4%			5.6%	8.5%
Net interest income divided by average loans (C) (D)	8.1%	8.9%			8.3%	9.0%
Net interest yield on cardmember loans (C)	9.3%	10.0%			9.7%	10.1%

Worldwide cardmember loans - (managed basis portfolio) (E):
Total loans	$60.9	$61.8	(1	) %	$60.9	$61.8	(1	) %
30 days past due loans as a % of total	2.1%	3.6%			2.1%	3.6%
Net write-offs - principal (millions)	$630	$1,106	(43)		$3,260	$5,366	(39)
Average loans	$58.5	$60.9	(4	) %	$58.4	$63.8	(8	) %
Net write-off rate	4.3%	7.3%			5.6%	8.4%
Net interest yield on cardmember loans (C)	9.3%	10.3%			9.7%	10.4%

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components. Adjustments to cardmember receivables resulting from unauthorized transactions have been reclassified from this line to "Other" for all periods presented.

(B) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation.  The information presented on a GAAP basis for the quarter ended December 31, 2009 includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of GAAP governing the accounting for transfers of financial assets and consolidation of variable interest entities (the “new GAAP”). Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 18 for a discussion of  GAAP basis information.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(E)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 18 for a discussion of managed basis information.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Revenues
Non-interest revenues
Discount revenue	$4,093	$3,818	$3,734	$3,466	$3,645
Net card fees	534	527	520	521	549
Travel commissions and fees	472	487	434	386	439
Other commissions and fees	519	515	497	500	438
Securitization income, net (A)	N/A	N/A	N/A	N/A	190
Other	514	502	485	426	518
Total non-interest revenues	6,132	5,849	5,670	5,299	5,779
Interest income
Interest and fees on loans	1,676	1,675	1,657	1,775	1,036
Interest and dividends on investment securities	98	103	125	117	225
Deposits with banks and other	21	16	16	13	11
Total interest income	1,795	1,794	1,798	1,905	1,272
Interest expense
Deposits	140	141	137	128	126
Short-term borrowings	1	-	1	1	1
Long-term debt and other	464	469	472	469	435
Total interest expense	605	610	610	598	562
Net interest income	1,190	1,184	1,188	1,307	710
Total revenues net of interest expense	7,322	7,033	6,858	6,606	6,489
Provisions for losses
Charge card	183	89	96	227	141
Cardmember loans	37	262	540	688	560
Other	19	22	16	28	47
Total provisions for losses	239	373	652	943	748
Total revenues net of interest expense after provision for losses	7,083	6,660	6,206	5,663	5,741

Expenses
Marketing and promotion	810	847	802	595	713
Cardmember rewards	1,344	1,269	1,198	1,218	1,178
Cardmember services	155	135	122	149	143
Salaries and employee benefits	1,570	1,354	1,315	1,327	1,196
Professional services	908	701	636	561	715
Occupancy and equipment	428	371	379	384	495
Communications	99	92	97	95	99
Other, net	292	251	62	82	241
Total	5,606	5,020	4,611	4,411	4,780
Pretax income from continuing operations	1,477	1,640	1,595	1,252	961
Income tax provision	415	547	578	367	251
Income from continuing operations	1,062	1,093	1,017	885	710
Income from discontinued operations, net of tax	-	-	-	-	6
Net income	$1,062	$1,093	$1,017	$885	$716
Income from continuing operations attributable to common shareholders (B)	$1,050	$1,080	$1,004	$873	$701
Net income attributable to common shareholders (B)	$1,050	$1,080	$1,004	$873	$707

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Represents income from continuing operations or net income, as applicable, less (i) earnings allocated to participating share awards and other items of $12 million for the quarter ended December 31, 2010, $13 million for the quarter ended September 30, 2010, $13 million for the quarter ended June 30, 2010, $12 million for the quarter ended March 31, 2010, and $9 million for the quarter ended December 31, 2009.

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Total revenues net of interest expense
U.S. Card Services	$3,769	$3,664	$3,645	$3,538	$3,188
International Card Services	1,234	1,169	1,108	1,139	1,215
Global Commercial Services	1,152	1,144	1,084	1,022	1,072
Global Network & Merchant Services	1,190	1,118	1,068	997	1,031
	7,345	7,095	6,905	6,696	6,506

Corporate & Other, including adjustments and eliminations	(23)	(62)	(47)	(90)	(17)

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,322	$7,033	$6,858	$6,606	$6,489

Pretax income (loss) from continuing operations
U.S. Card Services	$1,061	$971	$828	$677	$646
International Card Services	108	145	201	184	40
Global Commercial Services	145	240	240	136	141
Global Network & Merchant Services	395	422	417	415	322
	1,709	1,778	1,686	1,412	1,149
Corporate & Other	(232)	(138)	(91)	(160)	(188)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,477	$1,640	$1,595	$1,252	$961

Net income (loss)
U.S. Card Services	$701	$595	$522	$428	$413
International Card Services	102	153	160	151	69
Global Commercial Services	106	159	117	92	100
Global Network & Merchant Services	268	259	269	267	200
	1,177	1,166	1,068	938	782
Corporate & Other	(115)	(73)	(51)	(53)	(72)
Income from continuing operations	1,062	1,093	1,017	885	710
Income from discontinued operations, net of tax	-	-	-	-	6

NET INCOME	$1,062	$1,093	$1,017	$885	$716

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$0.88	$0.91	$0.84	$0.74	$0.59
Income from discontinued operations	-	-	-	-	0.01
Net income attributable to common shareholders	$0.88	$0.91	$0.84	$0.74	$0.60

Average common shares outstanding (millions)	1,188	1,193	1,190	1,185	1,179

DILUTED
Income from continuing operations attributable to common shareholders	$0.88	$0.90	$0.84	$0.73	$0.59
Income from discontinued operations	-	-	-	-	0.01
Net income attributable to common shareholders	$0.88	$0.90	$0.84	$0.73	$0.60

Average common shares outstanding (millions)	1,194	1,199	1,197	1,191	1,184

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Return on average equity (A)	27.5%	25.9%	23.5%	18.0%	14.6%
Return on average common equity (A)	27.2%	25.6%	23.2%	17.1%	13.6%
Return on average tangible common equity (A)	35.1%	33.1%	30.0%	22.2%	17.6%
Common shares outstanding (millions)	1,197	1,204	1,202	1,198	1,192
Book value per common share	$13.56	$13.22	$12.08	$11.21	$12.08
Shareholders' equity (billions)	$16.2	$15.9	$14.5	$13.4	$14.4

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)
American Express Company
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Card billed business (A):
United States	$131.1	$120.5	$119.7	$108.0	$115.0
Outside the United States	66.6	58.8	55.6	53.0	57.6
Total	$197.7	$179.3	$175.3	$161.0	$172.6
Total cards-in-force (millions) (B):
United States	48.9	48.1	49.0	48.8	48.9
Outside the United States	42.1	40.9	39.9	39.2	39.0
Total	91.0	89.0	88.9	88.0	87.9
Basic cards-in-force (millions) (B):
United States	37.9	37.2	38.1	38.1	38.2
Outside the United States	37.4	36.2	35.2	34.4	34.3
Total	75.3	73.4	73.3	72.5	72.5

Average discount rate (C)	2.52%	2.56%	2.56%	2.55%	2.51%
Average basic cardmember spending (dollars) (D)	$3,629	$3,330	$3,288	$3,012	$3,209
Average fee per card (dollars) (D)	$38	$38	$37	$37	$39
Average fee per card adjusted (dollars) (D)	$42	$41	$41	$40	$42

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(C)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $63 million for the quarter ended December 31, 2010, $58 million for the quarter ended September 30, 2010, $48 million for the quarter ended June 30, 2010, $51 million for the quarter ended March 31, 2010, and $54 million for the quarter ended December 31, 2009.  The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded for these periods were $51 million for the quarter ended December 31, 2010, $49 million for the quarter ended September 30, 2010, $56 million for the quarter ended June 30, 2010, $51 million for the quarter ended March 31, 2010, and $54 million for the quarter ended December 31, 2009.  The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Worldwide cardmember receivables:
Total receivables	$37.3	$35.1	$34.6	$33.7	$33.7
Loss reserves (millions):
Beginning balance	$364	$440	$498	$546	$599
Provisions for losses on authorized transactions (A)	147	53	55	184	116
Net write-offs (B)	(117)	(116)	(121)	(244)	(194)
Other	(8)	(13)	8	12	25
Ending balance	$386	$364	$440	$498	$546
% of receivables	1.0%	1.0%	1.3%	1.5%	1.6%
Net write-off rate - USCS	1.4%	1.6%	1.6%	1.7%	1.9%
30 days past due as a % of total - USCS	1.5%	1.7%	1.5%	1.9%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS (B) (C)	0.09%	0.09%	0.10%	0.38%	0.22%
90 days past billing as a % of total - ICS/GCS (B)	0.9%	0.8%	1.0%	0.9%	1.6%

Worldwide cardmember loans - (GAAP basis portfolio) (D):
Total loans	$60.9	$57.2	$57.3	$57.6	$32.8
30 days past due loans as a % of total	2.1%	2.5%	2.8%	3.3%	3.6%
Loss reserves (millions):
Beginning balance	$4,318	$4,866	$5,314	$3,268	$3,359
Adoption of new GAAP consolidation standard (E)	N/A	N/A	N/A	$2,531	N/A
Provisions for losses on authorized transactions	16	239	520	670	544
Net write-offs - principal	(630)	(728)	(867)	(1,035)	(589)
Net write-offs - interest and fees	(72)	(81)	(92)	(114)	(72)
Other	14	22	(9)	(6)	26
Ending balance	$3,646	$4,318	$4,866	$5,314	$3,268
Ending Reserves - principal	$3,551	$4,210	$4,743	$5,161	$3,172
Ending Reserves - interest and fees	$95	$108	$123	$153	$96
% of loans	6.0%	7.5%	8.5%	9.2%	10.0%
% of past due	287%	302%	307%	277%	279%
Average loans	$58.5	$57.4	$57.5	$59.3	$31.8
Net write-off rate	4.3%	5.1%	6.0%	7.0%	7.4%
Net interest income divided by average loans (F) (G)	8.1%	8.2%	8.3%	8.9%	8.9%
Net interest yield on cardmember loans (F)	9.3%	9.5%	9.6%	10.3%	10.0%

Worldwide cardmember loans - (managed basis portfolio) (H):
Total loans	$60.9	$57.2	$57.3	$57.6	$61.8
30 days past due loans as a % of total	2.1%	2.5%	2.8%	3.3%	3.6%
Net write-offs - principal (millions)	$630	$728	$867	$1,035	$1,106
Average loans	$58.5	$57.4	$57.5	$59.3	$60.9
Net write-off rate	4.3%	5.1%	6.0%	7.0%	7.3%
Net interest yield on cardmember loans (F)	9.3%	9.5%	9.6%	10.3%	10.3%

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components. Adjustments to cardmember receivables resulting from unauthorized transactions have been reclassified from this line to "Other" for all periods presented.

(B)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services and Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services and approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratios and decreased the 90 days past billing metrics for these segments, but did not have a substantial impact on provisions for losses. If these amounts had been excluded from net write-offs, the combined net loss ratio for International Card Services/Global Commercial Services for the first quarter of 2010 would have been 0.13%.

(C)  Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

(D) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 18 for a discussion of  GAAP basis information.

(E)  Reflects the new GAAP effective January 1, 2010, which resulted in the consolidation of the American Express Credit Account Master Trust (the Lending Trust), reflecting $29.0 billion of additional cardmember loans along with a $2.5 billion loan loss reserve on the Company's balance sheets.

(F)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(G)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(H)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 18 for a discussion of managed basis information.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,647	$2,377	11%	$10,038	$9,105	10
Securitization income, net (A)	N/A	190	-	N/A	400	-
Interest income	1,330	754	76	5,390	3,216	68
Interest expense	208	133	56	812	568	43
Net interest income	1,122	621	81	4,578	2,648	73
Total revenues net of interest expense	3,769	3,188	18	14,616	12,153	20
Provisions for losses	111	346	(68)	1,591	3,769	(58)
Total revenues net of interest expense after provisions for losses	3,658	2,842	29	13,025	8,384	55
Expenses
Marketing, promotion, rewards and cardmember services	1,509	1,306	16	5,651	4,266	32
Salaries and employee benefits and other operating expenses	1,088	890	22	3,837	3,532	9
Total	2,597	2,196	18	9,488	7,798	22
Pretax segment income	1,061	646	64	3,537	586	#
Income tax provision	360	233	55	1,291	175	#
Segment income	$701	$413	70	$2,246	$411	#

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)
U.S. Card Services
Selected Financial Information
Managed Basis Presentation

The following table sets forth portfolio financial information for the quarters and years ended December 31, 2010 and December 31, 2009. The December 31, 2010 financial information was determined in accordance with the new GAAP effective January 1, 2010. The December 31, 2009 information includes the "owned" (GAAP) basis presentation, together with the adjustments for securitization activity to arrive at the "managed" (non-GAAP) basis presentation. For additional information, see “Cardmember Loan Portfolio Presentation” below.

(Millions)
	Quarters Ended				Years Ended
	December 31,			Percentage	December 31,			Percentage
	2010	2009		Inc/(Dec)	2010	2009		Inc/(Dec)

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,647	$2,377		11%	$10,038	$9,105		10%
Securitization adjustments	N/A	71		-	N/A	331		-
Managed discount revenue, net card fees and other	$2,647	$2,448		8	$10,038	$9,436		6

Interest income:
Reported for the period (GAAP)	$1,330	$754		76	$5,390	$3,216		68
Securitization adjustments	N/A	726		-	N/A	3,097		-
Managed interest income	$1,330	$1,480		(10)	$5,390	$6,313		(15)

Securitization income, net: (A)
Reported for the period (GAAP)	N/A	$190		-	N/A	$400		-
Securitization adjustments	N/A	(190)		-	N/A	(400)		-
Managed securitization income, net	N/A	$-		-	N/A	$-		-

Interest expense:
Reported for the period (GAAP)	$208	$133		56	$812	$568		43
Securitization adjustments	N/A	55		-	N/A	244		-
Managed interest expense	$208	$188		11	$812	$812		-

Provisions for losses:
Reported for the period (GAAP)	$111	$346		(68)	$1,591	$3,769		(58)
Securitization adjustments	N/A	572	(B)	-	N/A	2,573	(B)	-
Managed provisions for losses	$111	$918	(B)	(88)	$1,591	$6,342	(B)	(75)

# - Denotes a variance of more than 100%.

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

Cardmember Loan Portfolio Presentation

For periods ended on or prior to December 31, 2009, the Company’s non-securitized cardmember loans and related debt performance information on a GAAP basis was referred to as the “owned” basis presentation. For such periods, the Company also provided information on a non-GAAP “managed” basis. Unlike the GAAP basis presentation, the managed basis presentation in such periods assumed there had been no off-balance sheet securitizations for the Company’s U.S. Card Services segment (the Company does not currently securitize its international cardmember loans), resulting in the inclusion of all securitized and non-securitized cardmember loans and related debt in the Company’s performance information.

Under the GAAP basis presentation prior to securitization for periods ended on or prior to December 31, 2009, revenues and expenses from cardmember loans and related debt were reflected in the Company’s income statements in other commissions and fees, net interest income and provisions for losses for cardmember loans. At the time of a securitization transaction, the securitized cardmember loans were removed from the Company’s balance sheet, and the resulting gain on sale was reflected in securitization income, net, as well as a reduction to provisions for losses (credit reserves were no longer recorded for the cardmember loans once sold). Over the life of a securitization transaction, the Company recognized the net cash flow from interest and fee collections on interests sold to investors (the investors’ interests) after deducting interest paid on the investors’ certificates, credit losses, contractual service fees, other expenses and changes in the fair value of the interest-only strip (referred to as “excess spread”).  These amounts, in addition to servicing fees and the non-credit components of the gains/(losses) from securitization activities were reflected in securitization income, net. The Company also recognized interest income over the life of the securitization transaction related to the interest it retained (i.e., the seller’s interest).

At the maturity of a securitization transaction, cardmember loans on the balance sheet increased, and the impact of the incremental required loss reserves was recorded in provisions for losses.

Under the managed basis presentation for periods ended on or prior to December 31, 2009, revenues and expenses related to securitized cardmember loans and related debt were reflected in other commissions and fees (included in discount revenue, net card fees and other), interest income, interest expense and provisions for losses. In addition, there was no securitization income, net as this presentation assumed no securitization transactions had occurred.

Historically, the Company included U.S. Card Services information on a managed basis, as that was the manner in which the Company’s management viewed and managed the business. Management believed that a full picture of trends in the Company’s cardmember loans business could only be derived by evaluating the performance of both securitized and non-securitized cardmember loans, as the presentation of the entire cardmember loan portfolio was more representative of the economics of the aggregate cardmember relationships and ongoing business performance and related trends over time. The managed basis presentation also provided investors a more comprehensive assessment of the information necessary for the Company and investors to evaluate the Company’s market share.

The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended				Years Ended
	December 31,		Percentage		December 31,		Percentage
	2010	2009	Inc/(Dec)		2010	2009	Inc/(Dec)

Card billed business	$103.4	$92.1	12%		$378.1	$339.4	11%
Total cards-in-force (millions)	39.9	39.5	1%		39.9	39.5	1%
Basic cards-in-force (millions)	29.7	29.5	1%		29.7	29.5	1%
Average basic cardmember spending (dollars)	$3,480	$3,112	12%		$12,795	$10,957	17%

U.S. Consumer Travel:
Travel sales (millions)	$713	$609	17%		$3,116	$2,561	22%
Travel commissions and fees/sales	8.8%	8.5%			8.2%	8.4%

Total segment assets	$91.3	$57.6 *	59%		$91.3	$57.6 *	59%
Segment capital (millions) (A)	$7,411	$6,021	23%		$7,411	$6,021	23%
Return on average segment capital (B)	35.4%	8.0%			35.4%	8.0%
Return on average tangible segment capital (B)	38.1%	8.7%			38.1%	8.7%

Cardmember receivables:
Total receivables	$19.2	$17.8	8%		$19.2	$17.8	8%
30 days past due as a % of total	1.5%	1.8%			1.5%	1.8%
Average receivables	$17.5	$16.5	6%		$17.1	$16.1	6%
Net write-off rate	1.4%	1.9%			1.6%	3.8%

Cardmember loans - (GAAP basis portfolio) (C):
Total loans	$51.6	$23.5	#	%	$51.6	$23.5	#	%
30 days past due loans as a % of total	2.1%	3.7%			2.1%	3.7%
Average loans	$49.8	$22.7	#	%	$49.8	$25.9	92%
Net write-off rate	4.4%	8.0%			5.8%	9.1%
Net interest income divided by average loans (D) (E)	8.9%	10.9%			9.2%	10.2%
Net interest yield on cardmember loans (D)	9.1%	9.4%			9.4%	9.4%

Cardmember loans - (managed basis portfolio) (F):
Total loans	$51.6	$52.6	(2	) %	$51.6	$52.6	(2	) %
30 days past due loans as a % of total	2.1%	3.7%			2.1%	3.7%
Average loans	$49.8	$51.8	(4	) %	$49.8	$54.9	(9	) %
Net write-off rate	4.4%	7.5%			5.8%	8.7%
Net interest yield on cardmember loans (D)	9.1%	10.0%			9.4%	10.1%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for the quarter ended December 31, 2009 includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 18 for a discussion of  GAAP basis information.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable.  Refer to page 18 for a discussion of managed basis information.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Revenues
Discount revenue, net card fees and other	$2,647	$2,540	$2,534	$2,317	$2,377
Securitization income, net (A)	N/A	N/A	N/A	N/A	190
Interest income	1,330	1,334	1,315	1,411	754
Interest expense	208	210	204	190	133
Net interest income	1,122	1,124	1,111	1,221	621
Total revenues net of interest expense	3,769	3,664	3,645	3,538	3,188
Provisions for losses	111	274	519	687	346
Total revenues net of interest expense after provisions for losses	3,658	3,390	3,126	2,851	2,842
Expenses
Marketing, promotion, rewards and cardmember services	1,509	1,455	1,386	1,301	1,306
Salaries and employee benefits and other operating expenses	1,088	964	912	873	890
Total	2,597	2,419	2,298	2,174	2,196
Pretax segment income	1,061	971	828	677	646
Income tax provision	360	376	306	249	233
Segment income	$701	$595	$522	$428	$413

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(Preliminary)
U.S. Card Services
Selected Financial Information
Managed Basis Presentation

The following table sets forth portfolio financial information for the quarters ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009. The December 31, 2010, September 30, 2010, June 30, 2010 and March 31, 2010 financial information was determined in accordance with the new GAAP effective January 1, 2010. The December 31, 2009 information includes the "owned" (GAAP) basis presentation, together with the adjustments for securitization activity to arrive at the "managed" (non-GAAP) basis presentation. For additional information, please see "Cardmember Loan Portfolio Presentation" discussion on page 18.

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Income Statement Data
Discount revenue, net card fees and other:
Reported for the period (GAAP)	$2,647	$2,540	$2,534	$2,317	$2,377
Securitization adjustments	N/A	N/A	N/A	N/A	71
Managed discount revenue, net card fees and other	$2,647	$2,540	$2,534	$2,317	$2,448

Interest income:
Reported for the period (GAAP)	$1,330	$1,334	$1,315	$1,411	$754
Securitization adjustments	N/A	N/A	N/A	N/A	726
Managed interest income	$1,330	$1,334	$1,315	$1,411	$1,480

Securitization income, net (A):
Reported for the period (GAAP)	N/A	N/A	N/A	N/A	$190
Securitization adjustments	N/A	N/A	N/A	N/A	(190)
Managed securitization income, net	N/A	N/A	N/A	N/A	$-

Interest expense:
Reported for the period (GAAP)	$208	$210	$204	$190	$133
Securitization adjustments	N/A	N/A	N/A	N/A	55
Managed interest expense	$208	$210	$204	$190	$188

Provisions for losses:
Reported for the period (GAAP)	$111	$274	$519	$687	$346
Securitization adjustments	N/A	N/A	N/A	N/A	572	(B)
Managed provisions for losses	$111	$274	$519	$687	$918	(B)

(A) In accordance with the new GAAP effective January 1, 2010, the Company no longer reports securitization income, net in its income statement.

(B) Includes provisions for losses for off-balance sheet cardmember loans based on the same methodology as applied to on-balance sheet cardmember loans, except that any quarterly adjustment to reserve levels for on-balance sheet loans to address external environmental factors was not applied to adjust the provision expense for the securitized portfolio.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Card billed business	$103.4	$95.2	$94.6	$84.9	$92.1
Total cards-in-force (millions)	39.9	39.9	39.6	39.5	39.5
Basic cards-in-force (millions)	29.7	29.7	29.5	29.4	29.5
Average basic cardmember spending (dollars)	$3,480	$3,219	$3,212	$2,884	$3,112

U.S. Consumer Travel:
Travel sales	$0.7	$0.8	$0.8	$0.7	$0.6
Travel commissions and fees/sales	8.8%	8.6%	7.9%	7.8%	8.5%

Total segment assets	$91.3	$81.1 *	$80.8 *	$74.9 *	$57.6 *
Segment capital (A)	$7.4	$7.0	$6.0	$5.3	$6.0
Return on average segment capital (B)	35.4%	32.8%	26.9%	15.8%	8.0%
Return on average tangible segment capital (B)	38.1%	35.5%	29.2%	17.2%	8.7%

Cardmember receivables:
Total receivables	$19.2	$16.5	$17.3	$16.6	$17.8
30 days past due as a % of total	1.5%	1.7%	1.5%	1.9%	1.8%
Average receivables	$17.5	$16.9	$17.1	$16.7	$16.5
Net write-off rate	1.4%	1.6%	1.6%	1.7%	1.9%

Cardmember loans - (GAAP basis portfolio) (C):
Total loans	$51.6	$48.7	$49.0	$49.2	$23.5
30 days past due loans as a % of total	2.1%	2.5%	2.7%	3.3%	3.7%
Average loans	$49.8	$49.1	$49.1	$50.5	$22.7
Net write-off rate	4.4%	5.2%	6.2%	7.2%	8.0%
Net interest income divided by average loans (D) (E)	8.9%	9.1%	9.1%	9.8%	10.9%
Net interest yield on cardmember loans (D)	9.1%	9.3%	9.3%	10.0%	9.4%

Cardmember loans - (managed basis portfolio) (F):
Total loans	$51.6	$48.7	$49.0	$49.2	$52.6
30 days past due loans as a % of total	2.1%	2.5%	2.7%	3.3%	3.7%
Average loans	$49.8	$49.1	$49.1	$50.5	$51.8
Net write-off rate	4.4%	5.2%	6.2%	7.2%	7.5%
Net interest yield on cardmember loans (D)	9.1%	9.3%	9.3%	10.0%	10.0%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) For periods ended on or prior to December 31, 2009, the Company’s cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 18 for a discussion of  GAAP basis information.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans.  The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements.  As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 18 for a discussion of managed basis information.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,006	$944	7%	$3,685	$3,447	7%
Interest income	346	384	(10)	1,393	1,509	(8)
Interest expense	118	113	4	428	427	-
Net interest income	228	271	(16)	965	1,082	(11)
Total revenues net of interest expense	1,234	1,215	2	4,650	4,529	3
Provisions for losses	80	324	(75)	392	1,211	(68)
Total revenues net of interest expense after provisions for losses	1,154	891	30	4,258	3,318	28
Expenses
Marketing, promotion, rewards and cardmember services	458	374	22	1,612	1,221	32
Salaries and employee benefits and other operating expenses	588	477	23	2,008	1,821	10
Total	1,046	851	23	3,620	3,042	19
Pretax segment income	108	40	#	638	276	#
Income tax provision (benefit)	6	(29)	#	72	(56)	#
Segment income	$102	$69	48	$566	$332	70

# - Denotes variance of more than 100%.

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended				Years Ended
	December 31,		Percentage		December 31,		Percentage
	2010	2009	Inc/(Dec)		2010	2009	Inc/(Dec)

Card billed business	$30.9	$27.5	12%		$107.9	$94.9	14%
Total cards-in-force (millions)	15.0	15.0	-%		15.0	15.0	-%
Basic cards-in-force (millions)	10.4	10.5	(1	) %	10.4	10.5	(1	) %
Average basic cardmember spending (dollars)	$2,971	$2,618	13%		$10,366	$8,758	18%

International Consumer Travel:
Travel sales (millions)	$312	$278	12%		$1,126	$985	14%
Travel commissions and fees/sales	8.7%	9.0%			8.0%	8.6%

Total segment assets	$25.3	$23.0 *	10%		$25.3	$23.0 *	10%
Segment capital (millions) (A)	$2,199	$2,262	(3	) %	$2,199	$2,262	(3	) %
Return on average segment capital (B)	26.5%	15.1%			26.5%	15.1%
Return on average tangible segment capital (B)	36.7%	20.1%			36.7%	20.1%

Cardmember receivables:
Total receivables	$6.7	$5.9	14%		$6.7	$5.9	14%
90 days past billing as a % of total	1.0%	2.1%			1.0%	2.1%
Net loss ratio (as a % of charge volume)	0.15%	0.37%			0.24%	0.36%

Cardmember loans:
Total loans	$9.3	$9.2	1%		$9.3	$9.2	1%
30 days past due loans as a % of total	2.3%	3.3%			2.3%	3.3%
Average loans	$8.7	$9.0	(3	) %	$8.6	$8.9	(3	) %
Net write-off rate	4.0%	6.1%			4.6%	6.8%
Net interest income divided by average loans (C) (D)	10.4%	11.9%			11.2%	12.2%
Net interest yield on cardmember loans (C)	10.6%	11.7%			11.1%	12.2%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(D) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Revenues
Discount revenue, net card fees and other	$1,006	$932	$865	$882	$944
Interest income	346	342	342	363	384
Interest expense	118	105	99	106	113
Net interest income	228	237	243	257	271
Total revenues net of interest expense	1,234	1,169	1,108	1,139	1,215
Provisions for losses	80	64	90	158	324
Total revenues net of interest expense after provisions for losses	1,154	1,105	1,018	981	891
Expenses
Marketing, promotion, rewards and cardmember services	458	428	376	350	374
Salaries and employee benefits and other operating expenses	588	532	441	447	477
Total	1,046	960	817	797	851
Pretax segment income	108	145	201	184	40
Income tax provision (benefit)	6	(8)	41	33	(29)
Segment income	$102	$153	$160	$151	$69

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Card billed business	$30.9	$27.1	$25.5	$24.4	$27.5
Total cards-in-force (millions)	15.0	15.0	15.0	15.0	15.0
Basic cards-in-force (millions)	10.4	10.4	10.4	10.4	10.5
Average basic cardmember spending (dollars)	$2,971	$2,609	$2,449	$2,340	$2,618

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	8.7%	7.9%	8.0%	7.3%	9.0%

Total segment assets	$25.3	$21.9 *	$20.6 *	$21.1 *	$23.0 *
Segment capital (A)	$2.2	$2.1	$2.0	$2.1	$2.3
Return on average segment capital (B)	26.5%	24.8%	23.6%	19.7%	15.1%
Return on average tangible segment capital (B)	36.7%	33.8%	31.8%	26.5%	20.1%

Cardmember receivables:
Total receivables	$6.7	$6.2	$5.6	$5.5	$5.9
90 days past billing as a % of total (C)	1.0%	1.0%	1.0%	1.0%	2.1%
Net loss ratio (as a % of charge volume) (C) (D)	0.15%	0.14%	0.15%	0.53%	0.37%

Cardmember loans:
Total loans	$9.3	$8.5	$8.3	$8.4	$9.2
30 days past due loans as a % of total	2.3%	2.8%	3.0%	3.3%	3.3%
Average loans	$8.7	$8.3	$8.3	$8.8	$9.0
Net write-off rate	4.0%	4.3%	4.9%	5.5%	6.1%
Net interest income divided by average loans (E) (F)	10.4%	11.3%	11.7%	11.8%	11.9%
Net interest yield on cardmember loans (E)	10.6%	11.1%	11.4%	11.7%	11.7%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in International Card Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $60 million for International Card Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for International Card Services for the first quarter of 2010 would have been 0.17%.

(D) Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

(E) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure and net interest income divided by average loans, a GAAP measure. Management believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loans portfolio.

(F) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,215	$1,120	8%	$4,622	$4,158	11%
Interest income	2	1	100	7	5	40
Interest expense	65	49	33	227	180	26
Net interest expense	(63)	(48)	31	(220)	(175)	26
Total revenues net of interest expense	1,152	1,072	7	4,402	3,983	11
Provisions for losses	30	37	(19)	158	177	(11)
Total revenues net of interest expense after provisions for losses	1,122	1,035	8	4,244	3,806	12
Expenses
Marketing, promotion, rewards and cardmember services	112	98	14	442	332	33
Salaries and employee benefits and other operating expenses	865	796	9	3,041	2,969	2
Total	977	894	9	3,483	3,301	6
Pretax segment income	145	141	3	761	505	51
Income tax provision	39	41	(5)	287	155	85
Segment income	$106	$100	6	$474	$350	35

# - Denotes variance of more than 100%.

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage		Years Ended December 31,		Percentage
	2010	2009	Inc/(Dec)		2010	2009	Inc/(Dec)

Card billed business	$35.9	$31.0	16%		$132.8	$111.2	19%
Total cards-in-force (millions)	7.1	7.1	-%		7.1	7.1	-%
Basic cards-in-force (millions)	7.1	7.1	-%		7.1	7.1	-%
Average basic cardmember spending (dollars)	$5,083	$4,357	17%		$18,927	$15,544	22%

Global Corporate Travel:
Travel sales	$4.6	$4.1	12%		$17.5	$14.6	20%
Travel commissions and fees/sales	8.3%	8.8%			8.2%	8.8%

Total segment assets	$18.9	$16.1 *	17%		$18.9	$16.1 *	17%
Segment capital (millions) (A)	$3,650	$3,719	(2	) %	$3,650	$3,719	(2	) %
Return on average segment capital (B)	13.2%	9.7%			13.2%	9.7%
Return on average tangible segment capital (B)	28.6%	20.8%			28.6%	20.8%

Cardmember receivables:
Total receivables	$11.3	$9.8	15%		$11.3	$9.8	15%
90 days past billing as a % of total	0.8%	1.4%			0.8%	1.4%
Net loss ratio (as a % of charge volume)	0.06%	0.14%			0.11%	0.19%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Revenues
Discount revenue, net card fees and other	$1,215	$1,200	$1,138	$1,069	$1,120
Interest income	2	2	2	1	1
Interest expense	65	58	56	48	49
Net interest expense	(63)	(56)	(54)	(47)	(48)
Total revenues net of interest expense	1,152	1,144	1,084	1,022	1,072
Provisions for losses	30	22	28	78	37
Total revenues net of interest expense after provisions for losses	1,122	1,122	1,056	944	1,035
Expenses
Marketing, promotion, rewards and cardmember services	112	110	107	113	98
Salaries and employee benefits and other operating expenses	865	772	709	695	796
Total	977	882	816	808	894
Pretax segment income	145	240	240	136	141
Income tax provision	39	81	123	44	41
Segment income	$106	$159	$117	$92	$100

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Card billed business	$35.9	$33.2	$32.9	$30.8	$31.0
Total cards-in-force (millions)	7.1	7.0	7.0	7.0	7.1
Basic cards-in-force (millions)	7.1	7.0	7.0	7.0	7.1
Average basic cardmember spending (dollars)	$5,083	$4,734	$4,712	$4,400	$4,357

Global Corporate Travel:
Travel sales	$4.6	$4.2	$4.6	$4.1	$4.1
Travel commissions and fees/sales	8.3%	9.3%	7.6%	7.4%	8.8%

Total segment assets	$18.9	$18.9 *	$17.8 *	$17.5 *	$16.1 *
Segment capital (A)	$3.7	$3.6	$3.5	$3.4	$3.7
Return on average segment capital (B)	13.2%	13.0%	11.5%	10.1%	9.7%
Return on average tangible segment capital (B)	28.6%	28.1%	25.0%	21.9%	20.8%

Cardmember receivables:
Total receivables	$11.3	$12.2	$11.5	$11.4	$9.8
90 days past billing as a % of total (C)	0.8%	0.8%	1.0%	0.8%	1.4%
Net loss ratio (as a % of charge volume) (C) (D)	0.06%	0.06%	0.06%	0.28%	0.14%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C)  Effective January 1, 2010, the Company revised the time period in which past due cardmember receivables in Global Commercial Services are written off to when they are 180 days past due or earlier, consistent with applicable bank regulatory guidance and the write-off methodology adopted for U.S. Card Services in the fourth quarter of 2008. Previously, receivables were written off when they were 360 days past billing or earlier. Therefore, the net write-offs for the first quarter of 2010 include net write-offs of approximately $48 million for Global Commercial Services resulting from this write-off methodology change, which increased the net loss ratio and decreased the 90 days past billing metric for this segment, but did not have a substantial impact on provisions for losses. If this amount had been excluded from net write-offs, the net loss ratio for Global Commercial Services for the first quarter of 2010 would have been 0.11%.

(D)  Beginning with the first quarter of 2010, the Company has revised the net loss ratio to exclude net write-offs related to unauthorized transactions, consistent with the methodology for calculation of the net write-off rate for U.S. Card Services. The metrics for prior periods have not been revised for this change as it was deemed immaterial.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,133	$986	15%	$4,169	$3,602	16%
Interest income	1	1	-	4	1	#
Interest expense	(56)	(44)	27	(200)	(177)	13
Net interest income	57	45	27	204	178	15
Total revenues net of interest expense	1,190	1,031	15	4,373	3,780	16
Provisions for losses	15	34	(56)	61	135	(55)
Total revenues net of interest expense after provisions for losses	1,175	997	18	4,312	3,645	18
Expenses
Marketing, promotion, rewards and cardmember services	172	206	(17)	755	521	45
Salaries and employee benefits and other operating expenses	608	469	30	1,908	1,679	14
Total	780	675	16	2,663	2,200	21
Pretax segment income	395	322	23	1,649	1,445	14
Income tax provision	127	122	4	586	508	15
Segment income	$268	$200	34	$1,063	$937	13

# - Denotes variance of more than 100%.

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2010	2009	Inc/(Dec)	2010	2009	Inc/(Dec)

Global Card billed business (A)	$197.7	$172.6	15%	$713.3	$619.8	15%

Global Network & Merchant Services:
Total segment assets	$13.6	$12.3 *	11%	$13.6	$12.3 *	11%
Segment capital (millions) (B)	$1,922	$1,443	33%	$1,922	$1,443	33%
Return on average segment capital (C)	63.9%	65.7%		63.9%	65.7%
Return on average tangible segment capital (C)	66.7%	67.4%		66.7%	67.4%

Global Network Services (D):
Card billed business	$26.9	$21.4	26%	$91.7	$71.8	28%
Total cards-in-force (millions)	29.0	26.3	10%	29.0	26.3	10%

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(D) For non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009
Revenues
Discount revenue, fees and other	$1,133	$1,066	$1,021	$949	$986
Interest income	1	1	1	1	1
Interest expense	(56)	(51)	(46)	(47)	(44)
Net interest income	57	52	47	48	45
Total revenues net of interest expense	1,190	1,118	1,068	997	1,031
Provisions for losses	15	13	12	21	34
Total revenues net of interest expense after provisions for losses	1,175	1,105	1,056	976	997
Expenses
Marketing, promotion, rewards and cardmember services	172	208	209	166	206
Salaries and employee benefits and other operating expenses	608	475	430	395	469
Total	780	683	639	561	675
Pretax segment income	395	422	417	415	322
Income tax provision	127	163	148	148	122
Segment income	$268	$259	$269	$267	$200

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Global Card billed business (A)	$197.7	$179.3	$175.3	$161.0	$172.6

Global Network & Merchant Services:
Total segment assets	$13.6	$12.3 *	$11.3 *	$11.1 *	$12.3 *
Segment capital (B)	$1.9	$1.8	$1.8	$1.4	$1.4
Return on average segment capital (C)	63.9%	63.1%	65.2%	65.8%	65.7%
Return on average tangible segment capital (C)	66.7%	64.6%	66.8%	67.4%	67.4%

Global Network Services (D):
Card billed business	$26.9	$23.1	$21.6	$20.1	$21.4
Total cards-in-force (millions)	29.0	27.1	27.3	26.5	26.3

* Revised from prior disclosure due to the reclassification of certain intercompany accounts.

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(D) For non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts which have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

ROE

Net income	$4,057	$3,711	$3,258	$2,578	$2,130
Average shareholders' equity	$14,755	$14,307	$13,863	$14,290	$14,570
Return on average equity (A)	27.5%	25.9%	23.5%	18.0%	14.6%

Reconciliation of ROCE and ROTCE

Net income	$4,057	$3,711	$3,258	$2,578	$2,130
Preferred shares dividends and related accretion	-	-	-	234	306
Earnings allocated to participating share awards and other	51	47	42	30	22
Net income attributable to common shareholders	$4,006	$3,664	$3,216	$2,314	$1,802

Average shareholders' equity	$14,755	$14,307	$13,863	$14,290	$14,570
Average preferred shares	-	-	-	782	1,303
Average common shareholders' equity	$14,755	$14,307	$13,863	$13,508	$13,267
Average goodwill and other intangibles	3,334	3,234	3,157	3,081	3,009
Average tangible common shareholders' equity	$11,421	$11,073	$10,706	$10,427	$10,258
Return on average common equity (A)	27.2%	25.6%	23.2%	17.1%	13.6%
Return on average tangible common equity (B)	35.1%	33.1%	30.0%	22.2%	17.6%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles.  Management believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II (A)

(Millions)

	For the Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

U.S. Card Services
Segment income	$2,246	$1,958	$1,521	$846	$411
Average segment capital	$6,350	$5,966	$5,664	$5,367	$5,145
Average goodwill and other intangibles	459	454	447	440	432
Average tangible segment capital	$5,891	$5,512	$5,217	$4,927	$4,713
Return on average segment capital (B)	35.4%	32.8%	26.9%	15.8%	8.0%
Return on average tangible segment capital (B)	38.1%	35.5%	29.2%	17.2%	8.7%

International Card Services
Segment income	$566	$533	$513	$431	$332
Average segment capital	$2,136	$2,146	$2,174	$2,183	$2,205
Average goodwill and other intangibles	592	567	561	554	551
Average tangible segment capital	$1,544	$1,579	$1,613	$1,629	$1,654
Return on average segment capital (B)	26.5%	24.8%	23.6%	19.7%	15.1%
Return on average tangible segment capital (B)	36.7%	33.8%	31.8%	26.5%	20.1%

Global Commercial Services
Segment income	$474	$468	$411	$361	$350
Average segment capital	$3,581	$3,587	$3,571	$3,581	$3,623
Average goodwill and other intangibles	1,923	1,924	1,930	1,936	1,937
Average tangible segment capital	$1,658	$1,663	$1,641	$1,645	$1,686
Return on average segment capital (B)	13.2%	13.0%	11.5%	10.1%	9.7%
Return on average tangible segment capital (B)	28.6%	28.1%	25.0%	21.9%	20.8%

Global Network & Merchant Services
Segment income	$1,063	$995	$984	$954	$937
Average segment capital	$1,664	$1,578	$1,510	$1,449	$1,426
Average goodwill and other intangibles	70	37	36	34	36
Average tangible segment capital	$1,594	$1,541	$1,474	$1,415	$1,390
Return on average segment capital (B)	63.9%	63.1%	65.2%	65.8%	65.7%
Return on average tangible segment capital (B)	66.7%	64.6%	66.8%	67.4%	67.4%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments. The change reflects modifications in allocation methodology that management believes to more accurately reflect funding and capital characteristics of the Company's segments. The segment results, and accordingly, ROSC and ROTSC for periods prior to the first quarter of 2010 have been revised for this change.

(B) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles.  Management believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III (A)

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

Calculation based on 2010 and 2009 GAAP information (B):
Net interest income	$1,190	$1,184	$1,188	$1,307	$710
Average loans (billions)	$58.5	$57.4	$57.5	$59.3	$31.8
Adjusted net interest income (C)	$1,371	$1,381	$1,379	$1,498	$807
Adjusted average loans (billions) (D)	$58.4	$57.4	$57.4	$59.2	$31.9
Net interest income divided by average loans (E)	8.1%	8.2%	8.3%	8.9%	8.9%
Net interest yield on cardmember loans (F)	9.3%	9.5%	9.6%	10.3%	10.0%

Calculation based on 2010 and 2009 managed information (G):
Net interest income (H)	$1,190	$1,184	$1,188	$1,307	$1,381
Average loans (billions)	$58.5	$57.4	$57.5	$59.3	$60.9
Adjusted net interest income (C)	$1,371	$1,381	$1,379	$1,498	$1,577
Adjusted average loans (billions) (D)	$58.4	$57.4	$57.4	$59.2	$61.0
Net interest yield on cardmember loans (F)	9.3%	9.5%	9.6%	10.3%	10.3%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates interest expense and capital to its reportable operating segments.  The change reflects modifications in allocation methodology that management believes to more accurately reflect the funding and capital characteristics of the Company's segments. The change to interest allocation impacted the consolidated net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been revised for this change.

(B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 18 for a discussion of  GAAP basis information.

(C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(D) Represents average cardmember loans on a GAAP or managed basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(G)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010 resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 18 for a discussion of managed basis information.

(H) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP "owned" basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed" basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 21.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV (A)

(Millions)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2010	2010	2010	2010	2009

USCS - Calculation based on 2010 and 2009 GAAP information (B):
Net interest income	$1,122	$1,124	$1,111	$1,221	$621
Average loans (billions)	$49.8	$49.1	$49.1	$50.5	$22.7
Adjusted net interest income (C)	$1,143	$1,150	$1,145	$1,246	$537
Adjusted average loans (billions) (D)	$49.8	$49.2	$49.2	$50.5	$22.8
Net interest income divided by average loans (E)	8.9%	9.1%	9.1%	9.8%	10.9%
Net interest yield on cardmember loans (F)	9.1%	9.3%	9.3%	10.0%	9.4%

USCS - Calculation based on 2010 and 2009 managed information (G):
Net interest income (H)	$1,122	$1,124	$1,111	$1,221	$1,292
Average loans (billions)	$49.8	$49.1	$49.1	$50.5	$51.8
Adjusted net interest income (C)	$1,143	$1,150	$1,145	$1,246	$1,308
Adjusted average loans (billions) (D)	$49.8	$49.2	$49.2	$50.5	$51.9
Net interest yield on cardmember loans (F)	9.1%	9.3%	9.3%	10.0%	10.0%

ICS:
Net interest income	$228	$237	$243	$257	$271
Average loans (billions)	$8.7	$8.3	$8.3	$8.8	$9.0
Adjusted net interest income (C)	$228	$231	$234	$253	$269
Adjusted average loans (billions) (D)	$8.5	$8.2	$8.2	$8.8	$9.1
Net interest income divided by average loans (E)	10.4%	11.3%	11.7%	11.8%	11.9%
Net interest yield on cardmember loans (F)	10.6%	11.1%	11.4%	11.7%	11.7%

(A) Beginning in the first quarter of 2010, the Company changed the manner in which it allocates capital and related interest expense to its reportable operating segments to more accurately reflect the funding and capital characteristics of its segments. The change to interest allocation impacted the segments' net interest yield on cardmember loans.  Accordingly, the net interest yields for periods prior to the first quarter of 2010 have been revised for this change.

(B) For periods ended on or prior to December 31, 2009, the Company's cardmember loans and related debt performance information on a GAAP basis was referred to as the "owned" basis presentation. The information presented on a GAAP basis for such periods includes only non-securitized cardmember loans that were included in the Company’s balance sheet. Effective January 1, 2010, the Company’s securitized portfolio of cardmember loans and related debt is also consolidated on its balance sheet upon the adoption of the new GAAP. Accordingly, beginning January 1, 2010, the GAAP basis presentation includes both securitized and non-securitized cardmember loans. Refer to page 18 for a discussion of  GAAP basis information.

(C) Represents net interest income allocated to the Company's cardmember loans portfolio on a GAAP or managed basis, as applicable, in each case excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(D) Represents average cardmember loans on a GAAP or managed basis, as applicable, in each case excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on  cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(F) Net interest yield on cardmember loans is a non-GAAP financial measure that represents the net spread earned on cardmember loans.  Net interest yield on cardmember loans is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(G)  For periods ended on or prior to December 31, 2009, information presented is based on the Company’s historical non-GAAP, or “managed” basis presentation. Unlike the GAAP basis presentation, the information presented on a managed basis in such periods includes both the securitized and non-securitized cardmember loans. The adoption of new GAAP on January 1, 2010  resulted in accounting for both the Company's securitized and non-securitized cardmember loans in the consolidated financial statements. As a result, the Company's 2010 GAAP presentations and managed basis presentations prior to 2010 are generally comparable. Refer to page 18 for a discussion of managed basis information.

(H) For periods ended on or prior to December 31, 2009, the information presented includes the adjustments to the GAAP "owned" basis presentation for such periods attributable to securitization activity for interest income and interest expense to arrive at the non-GAAP "managed" basis information, which adjustments are set forth under the U.S. Card Services managed basis presentation on page 21.